Provisions	12 Months Ended
Dec. 31, 2021
Disclosure of other provisions [abstract]
Provisions
29. PROVISIONS

								Group
	Customer remediation(2)	Litigation and other regulatory(2)	Bank Levy	Property	ECL on undrawn facilities and guarantees	Restructuring	Other(2)	Total

	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2021	69	198	38	45	75	39	4	468
Additional provisions (See Note 8)	25	72	53	52	—	81	109	392
Provisions released (See Note 8)	—	—	—	(2)	(30)	—	(2)	(34)
Utilisation and other	(50)	(104)	(103)	(21)	(7)	(91)	(97)	(473)
Recharge(1)	—	—	13	—	—	—	—	13
At 31 December 2021	44	166	1	74	38	29	14	366
(1)    Recharge in respect of the UK Bank Levy paid on behalf of other UK entities in the Banco Santander group
(2) For 2021, operational loss provisions as they relate to customer accounts are included in 'Customer remediation', and 'Restructuring' provisions are now shown separately. As a result, provisions of £61m, £121m and £39m at 1 January 2021 have been reclassified from 'Regulatory and other' to 'Customer remediation', 'Litigation and other regulatory' and 'Restructuring' provisions, respectively, and £8m and £76m of 'Conduct remediation' provisions at 1 January 2021 have been reclassified to 'Customer remediation' and 'Litigation and other regulatory' provisions, respectively.
Provisions expected to be settled within no more than 12 months after 31 December 2021 were £182m (2020: £340m).
In 2021, the analysis of the provisions balance in the table above was enhanced to reflect its changing composition. PPI and Other products were combined with operational loss provisions relating to customer accounts which were previously included in 'Regulatory and Other' to give a clearer view of the overall 'Customer remediation' provision. Restructuring provisions relating to redundancy costs associated with transformation and organisational changes previously included in 'Regulatory and Other' are now shown separately to provide better insight.
a) Customer remediation
Customer remediation provisions included the estimated cost of making redress payments with respect to the past sales of products and systems issues, as well as operational loss provisions relating to customers' accounts.
At 31 December 2021, there was no provision remaining for PPI redress and related costs (2020: £59m).
An additional provision of £16m was recognised in December 2021 for interest and fees charged on discount plans. The remaining customer remediation provisions relate to sales of other products, primarily in regard to mortgage endowments, and other system issues around interest and fee charging, including an amount of £6m (2020: £47m) that arose from a systems-related historical issue identified by Santander UK, relating to compliance with certain requirements of the Consumer Credit Act (CCA). As detailed in Note 31, there are aspects of the issue which remain under review.
b) Litigation and other regulatory
Litigation and other regulatory provisions principally comprised amounts in respect of litigation and other regulatory charges, operational loss and operational risk provisions, and related expenses. A number of uncertainties exist with respect to these provisions given the uncertainties inherent in litigation and other regulatory matters, that affect the amount and timing of any potential outflows with respect to which provisions have been established. These provisions are reviewed at least quarterly.
Although the deadline for bringing PPI complaints has passed, customers can still commence Plevin related litigation. An increase in provision of £21m has been made for the best estimate of any obligation to pay compensation in respect of current stock and estimated future claims. There are ongoing factual issues to be resolved regarding such litigation which may have legal consequences including the volume and quality of future litigation claims. As a result, the extent of the potential liability and amount of any compensation to be paid remains uncertain.
The balance also included an amount in respect of our best estimate of liability relating to a legal dispute regarding allocation of responsibility for a specific PPI portfolio of complaints, further described in Note 31. No further information on the best estimate is provided on the basis that it would be seriously prejudicial.
In 2021 there were charges of £29m for legal provisions and £22m for other regulatory issues.
c) Bank Levy
A rate of 0.10% applies for 2021 (2020: 0.14%).
d) PropertyProperty provisions include leasehold vacant property provisions, dilapidation provisions for leased properties within the scope of IFRS 16, and decommissioning and disposal costs relating to vacant freehold properties. Leasehold vacant property provisions are made by reference to an estimate of any expected sub-let income, compared to the head rent, and the possibility of disposing of Santander UK’s interest in the lease, taking into account conditions in the property market. Property provisions included £52m of transformation charges in 2021. These relate to a multi-year project to deliver on our strategic priorities and enhance efficiency in order for us to better serve our customers and meet our medium-term targets. These charges consist of costs relating to leasehold properties within the scope of our branch network restructuring programme and head office closures. They also include decommissioning costs relating to freehold head office sites which are either closing or consolidating.
e) ECL on undrawn facilities and guarantees
Provisions include expected credit losses relating to guarantees given to third parties and undrawn loan commitments. Off balance sheet ECL of £7m was included in the transfer of the CIB business of Santander UK SLB.

f) Restructuring
Restructuring provisions relate to severance costs associated with transformation and organisational changes. The provision includes a charge of £76m as part of our multi-year transformation programme to improve future returns, focused on simplifying, digitising and automating the bank.
g) Other
Other provisions include provisions that do not fit into any of the other categories, such as fraud losses and some categories of operational losses.
In 2021 there were charges for operational risk provisions of £94m, including Authorised Push Payment fraud losses.